SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2003

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	77-0387041 (I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5. Other Events.

On September 11, 2003, Greater Bay Bancorp (the “Registrant”) issued a press release announcing that the Registrant’s Senior Executive Vice President and Chief Operating Officer will participate in the RBC Capital Markets conference on September 19, 2003. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated September 11, 2003 re conference participation

99.2	Greater Bay Bancorp slide presentation for September 19, 2003 RBC Capital Markets conference

Item 9. Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: September 18, 2003	By:	/s/ Linda M. Iannone
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated September 11, 2003 re conference participation

99.2	Greater Bay Bancorp slide presentation for September 19, 2003 RBC Capital Markets conference